99.1     Employment Agreement of J. Stanley Baumgartner, Jr. dated June 7, 2006


                              EMPLOYMENT AGREEMENT


     This Employment Agreement is entered into as of June 7, 2006 between Tarpon Industries, Inc., a Michigan corporation (the "Company"), and J. Stanley Baumgartner, Jr. ("Employee").

     In consideration of the mutual covenants contained in this Agreement, the Company and Employee agree as follows:

     1. Employment.

     During the term of this Agreement (as defined in Section 2), the Company shall employ Employee, and Employee hereby accepts such employment by the Company, in accordance with the terms and conditions set forth in this Agreement.

     (a) Position and Duties. Employee shall serve as Chief Financial Officer of the Company or in such other position with the Company, as the Board of Directors of the Company shall, from time to time, specify. Employee shall perform all duties, services and responsibilities and have such authority and powers for, and on behalf of, the Company as are customary and appropriate for such position designated by, as are established from time to time by, or in accordance with procedures established by, the Company's Board of Directors.

     (b) Performance. Employee shall perform the duties called for under this Agreement to the best of his ability and shall devote an appropriate amount of his business time, energies, efforts and skill to such duties during the term of his employment and shall not accept employment with any other employer or business or engage in any other business of any nature whatsoever, in any capacity whatsoever, unless approved in writing in advance by the Board of Directors of the Company .

     2. Term.

     The term of Employee's employment under this Agreement shall begin on June 26, 2006 and shall continue until the second anniversary of the date of this Agreement, at which time it shall continue from year to year thereafter, unless notice of termination is given by either party at least 180 days prior to any one year extension, in any case subject to termination pursuant to Section 4.

     3. Compensation, Expenses and Benefits.

     As full compensation for Employee's performance of his duties pursuant to this Agreement, the Company shall pay Employee during the term of this Agreement, and Employee shall accept as full payment for such performance, the following aggregate amounts and benefits:

     (a) Salary. As salary for Employee's services to be rendered under this Agreement, the Company shall pay Employee an aggregate annual salary of $175,000, such salary to be payable semi-monthly in arrears, or at such other interval, not less frequent than monthly, as the Company shall designate. In addition, Employee shall receive such bonuses as may be granted by the Board of Directors from time to time, and shall participate in any bonus plan formulated by the Board of Directors.

     (b) Business Expenses. The Company shall pay or reimburse Employee for all reasonable, ordinary and necessary travel, entertainment, meals, lodging, and other out-of-pocket expenses incurred by Employee in connection with the Company's businesses, for which Employee submits appropriate receipts and which are consistent with Company policy or have been authorized by the Company's Board of Directors.

     (c) Options. Tarpon will grant Employee 40,000 shares of stock upon hire date, to be vested ratably over the subsequent three years at each anniversary of hire date, and an additional 40,000 options at market value on the date of hire, also to be vested on the same schedule (one third at each anniversary date). Such option are to be issued pursuant to the Company's Stock Option Plan ("Option Shares") and subject to vesting restrictions determined by the Board of Directors. Vesting of such option shall accelerate so that it becomes 100% exercisable immediately upon termination of Employee's employment under this Agreement by the Company without cause pursuant to Section 4(d) or should the company be acquired or a participant in a business alliance whereby Tarpon controls no greater than 50% ownership.

     (d) Benefits. Employee shall be eligible to participate in all fringe benefits, currently including major medical and dental insurance, a 401(k) plan and other employee benefit plans, applicable to other similar employees of the Company, when and if adopted and made available during the term of this Agreement to employees with similar periods of service, subject to any eligibility or other requirements for participating in such fringe benefits and to the actual existence of the respective plans.

     (e) Indemnification; Directors and Officers Insurance. The Company shall, to the fullest extent authorized or permitted by the Michigan Business Corporation Act, defend, indemnify and hold Employee, his heirs, executors, administrators and other legal representatives, harmless from and against any and all claims, suits, debts, causes of action, proceedings or other actions, at law or in equity, including costs and reasonable attorney fees which any person or entity may have had, now has or may in the future have with respect to Employee's service to the Company as an officer, director, employee or agent thereof. This provision shall survive the termination of this agreement.

     (f) Relocation Expenses. Employee shall relocate to the Company's headquarters when the same are located in or about Chicago, Illinois. Employee shall be reimbursed for his reasonable expenses of relocation to such Company headquarters, subject to the approval of the Company, which approval will not be unreasonably withheld or delayed.

     (g) Car Allowance. Employee shall be entitled to a car allowance of $350.00 per month.

     4. Termination

     (a) Death. Employee's employment under this Agreement shall terminate immediately upon Employee's death.

     (b) Disability. Employee's employment under this Agreement shall terminate, at the Company's option, immediately upon notice to Employee given after Employee's "total disability", but no earlier than the later of (i) the day after 90 consecutive days during which Employee suffers from a "total disability", and (ii) the day that Employee is eligible to begin receiving disability benefits under the insurance policy or its equivalent. "Total disability" shall mean Employee's physical or mental condition entitling him to disability benefits, after the passage of time, pursuant to the insurance policy, assuming such condition continues, all, if permitted by such insurance policy or its equivalent, as determined by a doctor chosen by the Company and a doctor chosen by Employee, and, if necessary, a doctor mutually chosen by such doctors. Employee shall continue to receive compensation pursuant to Section 3 during the period prior to termination of Employee's employment pursuant to this
Section 4(b), if Employee's employment is not otherwise terminated pursuant to this Agreement, less any disability benefits Employee receives pursuant to the insurance policy with respect to such period. There shall be no such deduction for disability benefits received by Employee if Employee pays the premiums on such disability insurance policy.

     (c) Cause. The Company shall have the right, upon written notice to Employee, to terminate Employee's employment under this Agreement for "Cause." Such termination shall be effective immediately upon Employee's receipt of such written notice. "Cause" means (1) material breach by Employee of this Agreement,
(2) any material breach by Employee of his fiduciary duties to the Company, (3) material failure to perform his duties under this Agreement continuing for 30 days following written notice by the Company of such material failure which notice shall specify the act or omission constituting such material failure, gross neglect, abuse of office amounting to a breach of trust, fraud, any willful violation of any law, rule or regulation (other than traffic violations and similar offenses), which violation shall have a material adverse effect upon the Company, or (4) any act of theft or dishonesty by Employee.

     (d) Without Cause. The Company can terminate this Agreement without cause on thirty (30) days' notice.

     5. Effects of Expiration or Termination

     (a) Expiration  under Section 2 or Termination  under Sections 4(a), (b) or
(c). If this Agreement expires or Employee's employment under this Agreement is terminated pursuant to Sections 4(a), (b) or (c), the Company's obligations under this Agreement, including obligations under Section 3, shall end except for the Company's obligation to: (i) reimburse Employee (or his estate) for all out-of-pocket expenses incurred and unpaid pursuant to Section 3(b) and other benefits actually due pursuant to Sections 3(d), accrued and unpaid through the date of termination; (ii) pay to Employee (or his estate) any salary compensation, pursuant to Sections 3(a), actually earned, accrued and unpaid through the date of termination and (iii) indemnify employee as provided under section 3 (e).

     (b) Termination under Section 4(d). If Employee's employment under this Agreement is terminated by the Company pursuant to Section 4(d), in addition to its obligations under Section 5(a), the Company shall be obligated to pay to Employee an amount equal to the base compensation paid to Employee during the twelve (12) month period preceding the effective date of such termination ("General Severance Payment"). Such General Severance Payment shall be payable in equal installments over a period of twelve (12) months beginning on the effective date of such termination. During such twelve (12) month period, Employee shall continue his medical and dental benefits set forth in Section 3(d) and the Company shall pay the premiums related thereto.

     (c) Rights and Obligations. Termination of Employee's employment under this Agreement for any reason shall not affect any party's rights and obligations under Sections 3 (subject to the limitations set forth in Sections 5(a) and (b)), 5, 7, 8, 9, 10 and 11, such rights and obligations shall continue and survive the termination of Employee's employment and this Agreement.

     6. Conflicts of Interest.

     While employed by the Company, Employee shall not, directly or indirectly:

     (i) participate in any way in the benefits of transactions between the Company, its subsidiaries and their suppliers or customers, or have personal financial transactions with the Company or its subsidiaries' suppliers or customers, including, without limitation, having a financial interest in the Company's or its subsidiaries' suppliers or customers, or making loans to, or receiving loans from, the Company's or its subsidiaries' suppliers or customers;

     (ii) realize a personal gain or advantage from a transaction in which the Company or its subsidiaries have an interest or use information obtained in connection with Employee's employment with the Company for Employee's personal advantage or gain; or

     (ii) accept any offer to serve as an officer, director, partner, consultant, agent or manager with, or to be employed in a sales or technical capacity by, a person or entity which does business with the Company or its subsidiaries.

     7. Solicitation of Employees and Consultants.

     Upon expiration of this Agreement or termination of Employee's employment with the Company under this Agreement, with or without cause, by either the Company or Employee, Employee shall not for a period of one year following the date of such termination, directly or indirectly:

     (i) solicit or attempt to hire any person who is then employed by, or is a consultant to, the Company or its subsidiaries or who, to Employee's knowledge, was employed by, or was a consultant to, the Company or its subsidiaries at any time during the year before the termination of Employee's employment with the Company under this Agreement; or

     (ii) encourage any such person to terminate his or her employment or consultation with the Company or its subsidiaries.

     8. Covenant Not to Compete.

     During the term of Employee's employment under this Agreement and for a period of one year following expiration of this Agreement or the termination of Employee's employment with the Company under this Agreement, Employee shall not, directly or indirectly, himself, or through or for an individual, person or entity wherever located:

     (i) engage in any activities, perform any services in connection with any products, or sell any products, which are similar to the activities or services performed by, or products sold by, the Company or its subsidiaries during the term of Employee's employment under this Agreement; or

     (ii) be employed by, consult with, own any capital stock of, or have any financial interest of any kind in, any individual, person or entity, wherever located, which conducts a business reasonably similar to the Company's or its subsidiaries' business; provided that Employee may own, for investment purposes only, up to 3% of the stock of any such publicly traded company whose stock is either listed on a national stock exchange or on The Nasdaq National Market (if Employee is not otherwise affiliated with such business).

     9. Solicitation of Company Customers.

     Upon expiration of this Agreement or termination of Employee's employment with the Company under this Agreement, with or without cause, by either the Company or Employee, Employee shall not, directly or indirectly, at any time within one year after the date of such termination, solicit any entity that, to Employee's knowledge, was a customer of the Company or its subsidiaries within the year before the date of such termination, to perform services or supply products for such customer of a similar nature to those services performed or products provided by the Company or its subsidiaries to such customer during the term of such employment under this Agreement.

     10. Return of Documents.

     Upon expiration of this Agreement or termination of Employee's employment with the Company for any reason, all documents, procedural manuals, guides, specifications, plans, drawings, designs and similar materials, diaries, records, customer lists, notebooks, and similar repositories of or containing confidential information, including all copies thereof, then in Employee's possession or control, whether prepared by Employee or others, shall be left with, or forthwith returned by Employee to, the Company.

     11. Company' Remedies.

     Employee acknowledges and agrees that the covenants and undertakings contained in Sections 1(b), 6, 7, 8, 9 and 10 of this Agreement relate to matters which are of a special, unique and extraordinary character and that a violation of any of the terms of such Sections will cause irreparable injury to the Company and its subsidiaries, the amount of which will be difficult, if not impossible, to estimate or determine and which cannot be adequately compensated. Therefore, Employee agrees that the Company, in addition to any other available remedies under applicable law, shall be entitled, as a matter of course, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation of any such terms by Employee and such other persons as the court shall order.

     12. Employee's Remedies.

     Employee's remedy against the Company for breach of this Agreement is the collection of any compensation due him as provided in Section 3 and such other remedies available to Employee under law or in equity.

     13. Assignment.

     The Company shall not be required to make any payment under this Agreement to any assignee or creditor of Employee, other than to Employee's legal representative or his estate on death or disability. Employee's obligations under this Agreement are personal and may not be assigned, delegated or transferred in any manner and any attempt to do so shall be void. Employee, or his legal representative, shall have no rights by way of anticipation or otherwise to assign or otherwise dispose of any right of Employee under this Agreement. The Company may assign this Agreement without Employee's consent to any successor to the Company' business. This Agreement shall be binding upon, and shall inure to the benefit of, the Company, Employee and their permitted successors and assigns.

     14. Company' Obligations Unfunded.

     Except for any benefits under any benefit plan of the Company that are required by law or by express agreement to be funded, it is understood that the Company' obligations under this Agreement are not funded, and it is agreed that the Company shall not be required to set aside or escrow any monies in advance of the due date of the payment of such monies to Employee.

     15. Notices.

     (a) To Employee. Any notice to be given under this Agreement by the Company to Employee shall be deemed to be given if delivered to Employee personally or by recognized overnight carrier, or three business days after being mailed to him by certified or registered mail, postage prepaid, return receipt requested, to:

                J. Stanley Baumgartner, Jr.
                4875 Lantern Hill Circle
                Canton, OH 44718

or at such other address as Employee shall have advised the Company in writing.

     (b) To the Company. Any notice to be given by Employee to the Company shall be deemed to be given personally or by recognized overnight carrier, or three business days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to:

                Tarpon Industries, Inc.
                2420 Wills St.
                Marysville, MI 48040

                With a copy to:

                Stuart M. Sieger, Esq.
                Ruskin Moscou Faltischek, P.C.
                1425 Reckson Plaza
                East Tower, 15th Floor
                Uniondale, NY  11556

or at such other address as the Company shall have advised Employee in writing.

     16. Amendments.

     This Agreement shall not be amended, in whole or in part, except by an agreement in writing signed by the Company and Employee.

     17. Entire Agreement.

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and all prior agreements or understandings, oral or written, are merged in this Agreement and are of no further force or effect. The parties acknowledge that they are not relying on any representations, express or implied, oral or written, (relating to any aspect of Employee's current or future employment or otherwise), except for those stated in this Agreement. Employee further acknowledges that his sole rights and remedies with respect to any aspect of his employment or termination of his employment are provided for in this Agreement.

     18. Captions.

     The captions of this Agreement are included for convenience only and shall not affect the construction of any provision of this Agreement.

     19. Governing Law and Forum.

     This Agreement, its construction, and the determination of any rights, duties or remedies of the parties arising out of or relating to this Agreement, shall be governed by, and interpreted in accordance with, the laws of the state of Michigan, except for any provisions of Michigan law which direct the application of other states' laws, and except that if any provision of this Agreement would be illegal, void, invalid or unenforceable under such Michigan laws, then the laws of such other jurisdiction which would render such provisions valid and enforceable shall govern so far as is necessary to sustain the validity and enforceability of the terms of this Agreement. Each party consents to be subject to personal jurisdiction of the courts of Michigan, and any lawsuit or other court action or proceeding relating to, or arising out of, this Agreement or Employee's employment with the Company shall be instituted only in the state or federal court of proper jurisdiction in the state of Michigan and those courts shall have exclusive jurisdiction over any case or controversy arising out of or relating to this Agreement.

     20. Severability.

     All provisions, agreements, and covenants contained in this Agreement are severable, and in the event any of them shall be held to be illegal, void or invalid by any competent court or under any applicable law, such provision shall be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If any provision of this Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Agreement shall not in any way be affected or impaired, but shall remain binding in accordance with their terms.

     21. No Waiver.

     No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom enforcement of the waiver is sought. The waiver by either party of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     22. Consultation with Counsel.

     Employee acknowledges that he has been given the opportunity to consult with his personal legal counsel concerning all aspects of this Agreement and the Company have urged Employee to so consult with such counsel.

     23. No Conflicts.

     Employee represents and warrants that his execution, delivery and performance of this Agreement will not (i) constitute a breach or violation of any agreement or arrangement to which he is a party or by which the is bound;
(ii) constitute a violation of any order, judgment or decree to which he is a party; or (iii) require the consent of any third party.

     IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the date and year first above written.

                             Tarpon Industries, Inc.

                              By:/s/ James W. Bradshaw
                                 ---------------------------------------
                                 James W. Bradshaw,
                                 Chief Executive Officer




                              By:/s/ J. Stanley Baumgartner, Jr.
                                 ---------------------------------------
                                 J. Stanley Baumgartner, Jr.,
                                 individually